BLUE CHIP INVESTOR FUND (BCIFX)

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated February 25, 2025

to the Statement of Additional Information dated May 1, 2024

Allen C. Brown has concluded his service as a Trustee. Any references to his role as a Trustee and Audit Committee member should be disregarded.

Mr. Cannon I. Nikzad has joined the Board of Trustees and serves as a Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940 ("Independent Trustee"). He also serves as a member of the Audit Committee and is Chair of the Audit Committee.

The section entitled TRUSTEES AND OFFICERS is supplemented as follows.

Mr. Cannon I. Nikzad possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nikzad currently serves as an Enterprise Account Executive for AuditBoard, Inc, an audit, risk, and compliance software firm. He also has nearly a decade of experience in audit functions, serving as an audit Assurance Manager for domestic and international engagements for Ernst & Young LLP, a global auditing and consulting firm. The Board of Trustees believes his experience with the complexities of the highly-regulated aspects of various businesses align well to the highly-regulated environment under which mutual funds must operate. Additionally, Mr. Nikzad holds a Bachelor of Arts degree in history from the University of California, Los Angeles. The Board believes Mr. Nikzad's experience and expertise as an auditor, business executive, including his expertise in a variety of regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Fund and its shareholders. As of the date above, Mr. Nikzad owned no Fund shares and had received no compensation.

Additional information about the new Trustee is set forth in the following table.

Independent Trustee

Address* Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Cannon I. Nikzad Born in 1990	Trustee since February 2025	Enterprise Account Executive for AuditBoard, Inc, an audit, risk, and compliance software firm, Jan. 2022 to present. Assurance Manager, Ernst & Young LLP, a global auditing and consulting firm, Sept. 2012 to Dec. 2021.	1	None

  * c/o Blue Chip Investor Funds, 1939 Friendship Drive, Suite C, El Cajon, CA 92020

** The term of office for each Trustee will continue indefinitely.

*** The term "Fund Complex" refers to the Blue Chip Investor Fund.

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The Statement of Additional Information and Prospectus each dated May 1, 2024, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling 1-877-673-3119.

Please retain this Supplement for future reference.